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                       SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C.  20549


                                    FORM 8-K

                                 CURRENT REPORT


  Filed Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported) December 10, 1999
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                              AFC ENTERPRISES, INC.
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              (Exact name of registrant as specified in its charter)


     Minnesota                            -                      58-2016606
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     (State or other                  (Commission             (IRS Employer
     jurisdiction of                  File Number)          Identification No.)
     incorporation)



Six Concourse Parkway, Suite 1700, Atlanta, Georgia             30328-5352
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(Address of principal executive offices)                        (Zip Code)


Registrant's telephone number, including area code  (770) 391-9500
                                                    ----------------------------


                               Not Applicable
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          (Former name or former address, if changed since last report)
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Item 5.  Other Events.
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On December 10, 1999, the board of directors of AFC Enterprises, Inc. adopted new reporting quarters beginning in fiscal year 2000. First quarter of the fiscal year will now be based upon one sixteen-week period followed by three twelve-week periods. This is a change from the previous reporting method of three twelve-week periods for the first three quarters of the fiscal year followed by one sixteen-week period. The Company's 52/53-week fiscal year ending on the last Sunday in December remains unchanged. Due to this change, the Company's first reporting period for 2000 will be for the sixteen-week period ending April 16.
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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    AFC Enterprises, Inc.

                                    By: /s/ Gerald J. Wilkins
                                        -------------------------------------
                                            Gerald J. Wilkins
                                            Chief Financial Officer
                                            (Principal Financial and Accounting
                                            Officer)

                                    Date:  December 23, 1999